UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2012 (December 27, 2012)

CHINA SHEN ZHOU MINING & RESOURCES, INC .

(Exact name of registrant as specified in its charter)

Nevada	001-33929	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043

(Address of principal executive offices)

86-010-8890-6927

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2012, China Shen Zhou Mining & Resources, Inc.’s (the “Company”) 2012 Annual Meeting of Stockholders (the “Meeting”) was held at Suite 1208, Zeyang Tower, No. 166 Fushi Road, Shijingshan District Beijing, China. 100043, P.R.C. The following six (6) directors were elected to serve on the board of directors (the “Board”) until the next annual meeting of stockholders of the Company or until such person(s) shall resign, be removed or otherwise leave office (the “Directors”):

DIRECTORS

Ms. Xiaojing Yu has served as Director, Chief Executive Officer and Chairwoman of the Board of Directors of the Company since September 15, 2006. Given Ms. Yu’s extensive experience in the mining industry of greater than twenty years, and her vast management and leadership experience, the Board of Directors believes Ms. Yu is essential to our future growth and based her appointment on such qualities. She currently also serves as director and chairwoman of Inner Mongolia Wulatehou Banner Qianzhen Mining and Processing Co., Ltd and Inner Mongolia Xiangzhen Mining Co., Ltd. She has served in that capacity since May 2002. Prior to that, from 1992 to 2001 she was the general manager of Dalian Zhikun Metal Materials Co. Ltd and from 1974 to 1991 she was the finance manager of Gansu Baiyin Nonferrous Industrial Corporation. Also, since July 2004, Ms. Yu has served as the Executive Vice President of China Non-metallic Minerals Industry Association. She attended an advanced Management Program run by Tsing Hua University from May 2004 to December 2005.

Mr. Helin Cui serves as Director, President and Chief Operating Officer. Mr. Cui was appointed director on September 15, 2006, and President and Chief Operating Officer on December 03, 2009. Given Mr. Cui has more than twenty years’ experience in the mining industry, which includes both technical and management roles, the Board of Directors believes Mr. Cui is a qualified and valuable appointment to the Board. He is currently a director and deputy chairman of Inner Mongolia Wulatehou Banner Qianzhen Mining and Processing Co., Ltd and of Inner Mongolia Xiangzhen Mining Co., Ltd. He has served in that capacity since May 2002. Prior to that, from June 1974 to March 1977, Mr. Cui worked with Gansu Province’s No. 3 Geological Team as a technician, engineer and team leader and from October 1979 to April 2002 as deputy general manager at Baiyin Foreign Trading Company in Gansu Province. From April 1977 to September 1979, he attended and graduated from the Xi’an Geology College.

Mr. Xueming Xu serves as Director. He was appointed director in April of 2007. The Board considered Mr. Xu’s extensive background in the mining industry, more than twenty years, and his technical and management backgrounds, in determining that Mr. Xu is a qualified and valuable appointment to the Board. He is currently director and President of Inner Mongolia Wulatehou Banner Qianzhen Mining and Processing Co., Ltd and of Inner Mongolia Xiangzhen Mining Co., Ltd. He has served in that capacity since May 2002. He is also currently chief engineer of the Company, a position that he has held since January 2010. Prior to that, from August 1983 to May 1998, Mr. Xu served as technician, vice-superintendent and superintendent at Inner Mongolia’s Tianyaokou Iron Ore Plant and, from June 1998 to July 2002, as deputy general manager of Inner Mongolia Dongshengmiao Mining Co., Ltd. Mr. Xu graduated from Lianyungang College of Chemical Mining and attended an advanced Management Program run by Tsing Hua University.

Mr. Liancheng Li serves as Director and the Chairman of the Compensation Committee. He was appointed director in November of 2010. The Board considered Mr. Li’s extensive experience in senior management and technical research and development, more than twenty years, in determining that Mr. Li is a qualified and valuable appointment to the Board. From 2005 to present, as senior engineer, Mr. Li served as the vice-director of Information Center of Tianjin Chemical Research & Design Institute of China National Offshore Oil Corp. Mr. Li acted as the vice director of China National Inorganic Salts Information Center from 1997 to present. From 1989 to 1994, Mr. Li served as a chemical economic analyst of Tianjin Research Institute of Chemical Industry. Mr. Li holds a bachelor’s degree in chemical engineering from Zhengzhou Institute of Technology.

Mr. Jian Zhang serves as Director and Chairman of the Corporate Governance and Nominating Committee. Mr. Zhang was appointed to these positions in April of 2007. The Board considered Mr. Zhang’s extensive background in the mining industry, including nonferrous mining, project constructions and management, spanning more than thirty years, as well as his technical and management backgrounds, in determining that Mr. Zhang is a qualified and valuable appointment to the Board. Since August 2005, he has been an external director of China Construction Materials Company Ltd. Prior to that, Mr. Zhang was President of China Nonferrous Mining Construction Group from September 2003 to August 2005. He served as President of China Nonferrous Mining Construction Group from April 2002 to September 2003. Mr. Zhang graduated from the environmental engineering department of Xi’an Mining Architecture College in 1968.

Mr. Shing Mun Wong serves as Director and the Chairman of the Audit Committee of the Company. Mr. Wong is currently Chief Financial Officer and Assistant Company Secretary of Foreland Fabrictech Holdings Limited (a Singapore Mainboard listed company) (“Foreland”), positions he has held since October 2006. Foreland is a fabric manufacturer involved in weaving, dyeing, coating and finishing of fabric products. Mr. Wong is a fellow member of The Association of Chartered Certified Accountants. He is also a practicing member of Hong Kong Institute of Certified Public Accountants. From September 1998 to January 2003, Mr. Wong served as Senior Associate, Assurance and Business Advisory Services of PricewaterhouseCoopers. From January 2003 to August 2003, he was Company Secretary and Qualified Accountant of CCID Consulting Company Limited (a Hong Kong Growth Enterprise Market listed company). From August 2003 to October 2005, he acted as Chief Financial Officer and Company Secretary of Pacific-Pack Holdings Limited. From October 2005 to October 2006, he served as Financial Controller and Company Secretary of Fujian Zhenyun Plastics Industry Co., Ltd. (a Singapore Catalist listed company). Mr. Wong graduated in 1998 from the Hong Kong University of Science & Technology with a bachelor’s degree in Business Administration, with a specialization in Financial Accounting.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the Meeting:

•	The election of six (6) Directors to serve on the Board until the next annual meeting of stockholders of the Company or until such person(s) shall resign, be removed or otherwise leave office.
•	The amendment to the Company’s 2009 Omnibus Long-Term Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock issuable under the Plan by 5,000,000.
•	The amendment to Article IV, Section 3 of the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”) and Article II Section 7 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the definition of quorum for stockholder meetings from a majority to one-third.
•	The ratification of Sherb & Co., LLP (“Sherb”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

For more information about the foregoing proposals, see our proxy statement dated November 19, 2012, the relevant portions of which are incorporated herein by reference. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

The votes regarding the election of the persons named above as Directors were as follows:

NOMINEE	FOR	AGAINST / ABSTAIN / WITHHOLD

Xiao-Jing Yu	25,424,520	773,453

Helin Cui	25,424,852	772,121

Xueming Xu	25,425,122	772,121

Liancheng Li	25,994,567	202,406

Jian Zhang	25,994,900	202,073

Shin Mun Wong	25,979,609	202,074

The Directors were elected to serve on the Board until the next annual meeting of stockholders of the Company or until such person(s) shall resign, be removed or otherwise leave office.

At the Meeting, the proposal to amend the Plan was duly approved and adopted. The votes regarding the proposal were as follows:

FOR	AGAINST	ABSTENTIONS
25,225,908	350,139	617,914

At the Meeting, the proposal to amend the Charter and Bylaws was duly approved and adopted. The votes regarding the proposal were as follows:

FOR	AGAINST	ABSTENTIONS
36,653,226	3,495,174	720,366

At the Meeting, the proposal to ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accounting firm to serve for the fiscal year ending December 31, 2011 was duly approved and adopted. The votes regarding the proposal were as follows:

FOR	AGAINST	ABSTENTIONS
40,996,170	444,769	281,987

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGISTRANT:

China Shen Zhou Mining & Resources, Inc.

Date: December 27, 2012	/s/ Xiaojing Yu
Xiaojing Yu,
Chief Executive Officer